KIRKPATRICK & LOCKHART LLP                         1800 Massachusetts Avenue, NW
                                                   Second Floor
                                                   Washington, DC 20036-1800
                                                   202.778.9000
                                                   www.kl.com

May 5, 2000





First Investors Series Fund II, Inc.
95 Wall Street
New York, New York  10005


      We consent to the reference to our firm in the Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A.

                                    Very truly yours,

                                    /s/ KIRKPATRICK & LOCKHART LLP